Exhibit 10.5

深圳市波特城投资管理有限公司

劳

动

合

同

Employment Contract

Shenzhen Portercity Investment And

Management CO, LTD

甲方(用人单位)	乙方(员工)

名称	姓名

住所	性别

法定代表人	身份证（护照）

（主要负责人）	号码

联系人	住址

联系电话	联系电话

Party A(employer)	Party B(employee)

Name of company:	Name

Address	Sex

Legal representative	ID card (passport)

(Manager in chief)	No

Contact Person	Address

Phone No	Phone No

根据《中华人民共和国劳动法》（以下简称《劳动法》）、《中华人民共和国劳动合同法》（以下简称《劳动合同法》）等有关法律法规的规定，甲乙双方遵循合法、公平、平等自愿、协商一致、诚实信用的原则，签订本合同，共同遵守本合同所列条款。

According to The labor law of People’s Republic Of China (hereinafter referred to as The labor law), The Labor Contract Law of People’s Republic Of China (hereinafter referred to as The Labor Contract Law) and concerning laws and regulations, both parties agree to sign the contract on the principle of legitimacy, equality, voluntariness, consultation and good faith and mutually abide by the following conditions:

一、合同期限

I. Term of Contract.

（一）甲乙双方同意按以下第        种方式确定本合同期限。

Both parties agreed to use term                to determine the term of this contract.

1、有固定期限：从     年    月    日起至      年   月    日止。

Fixed term contract: The term of contract starts from        (year)         (month)          (day) and ends by        (year)         (month)          (day) .

2、无固定期限：从   /    年  /  月   /  日起。

Open ended contract: The term of contract starts from        (year)         (month)          (day).

3、以完成一定工作任务为期限：从    /    年  /   月  /   日起至                      /                    工作任务完成时止。完成工作任务的标志是        /                 。

Contract is only valid before the accomplishment of a certain task:  The term of contract starts from        (year)         (month)          (day) before                    (task) is/are accomplished. Tasks should be accomplished in the form of                                              .

（二）试用期为       （试用期包括在合同期限内，如无试用期，则填写”无”）。

The probation period is               (The probation period is included in the contract, If there is no probation period, No shall be used)

二、工作内容和工作地点

II．Job Descriptions and Working Place.

乙方的工作内容(岗位或工种)                    （乙方同意甲方有权根据业务发展需要调整乙方工作岗位，乙方同意工作岗位调整后的薪资待遇按照调整后的工作岗位相关薪资标准确定）。

乙方的工作地点        ，除该地点外，工作地点不局限于中国大陆和公司在国外投资各点，包括但不限于甲方以及关联企业投资各点所在地

或临时派遣/出差地，本合同履行期间甲方有权在上述区域内调动乙方的工作地点，不视为变更劳动合同 ,乙方对此表示同意。

Party B should hold the position(type of work) of             ( Party B agreed to the condition that Party A has the right to adjust the position of Party B according to the need of business development and accept the income after the adjustment of position )

The working place of Party B is              , Apart from this, the working place shall not be limited to mainland China and all working places outside China. Working place shall include but not limited to the joint investment place of Party A and concerning corporation or temporary dispatchment place. Within the term of the contract, Party A has the right to change working place of Party B, which shall not be regarded as alteration of the employment contract and is agreed by Party B.

三、工作时间和休息休假

III.Working Hours and Leaves.

（一）甲乙双方同意按以下第    种方式确定乙方的工作时间。

Both parties agreed to use term        to determine working hours.

1、标准工时制，即每日工作不超过   小时，每周至少休息一天。

Standard working hours system, daily working hours shall not be exceed         hours, at least one day for leave every week.

2、不定时工作制，即经人力资源和社会保障部门审批，乙方所在岗位实行不定时工作制。

Flexible working hour system, which is Party A shall abide by flexible working hour system under the approval of the department of Human Resources and Social Security.

3、综合计算工时工作制，即经人力资源和社会保障部门审批，乙方所在岗位实行综合计算工时工作制。

Comprehensively calculated working hour system, which is Party A shall abide by comprehensively calculated working hour system under the approval of The department of Human Resources and Social Security.

（二）甲方由于生产经营需要延长工作时间的，按《劳动法》第四十一条执行。

If Party A has the need to extend working hours because of production and management, Term 41 in the labour law shall be abided by.

（三）乙方依法享有法定节假日、年休假、婚假、产假、丧假等假期。

Party B is entitled to mandatory public holidays, the annual leave, marital leave, maternity leave, bereavement leave, etc. according to the law

（四）乙方的其他休息休假安排     按照国家相关法律法规和甲方规章制度执行

Other leave arrangement for Party B shall be arranged according to relevant laws and regulations of the country and regulations of Party A.

四、劳动报酬

IV.Labor Remuneration.

（一）甲方依法制定工资分配制度，并告知乙方。甲方支付给乙方的工资不得低于市政府公布的当年度最低工资。

Party A shall legally formulate Salary distribution system and inform Party B. Salary from Party A to Party B shall not be under the year minimum salary released by the municipal government.

（二）乙方每月正常工作时间工资为       元（试用期每月正常工

作时间工资为      元）,有关工资的其他事项按甲方薪酬管理制度执行。

Regular monthly working hour salary for Party B is ¥         ( regular monthly working hour salary during probation period is ¥         ).Other items concerning salary shall be

performed according to salary management system of Party A.

（三）甲方每月      日发放工资。甲方至少每月以货币形式向乙方支付一次工资。

Party A shall pay the salary on the      th day every month. Party A shall pay Party B at least once in currency.

（四）甲方按照乙方正常工作时间的工资标准向乙方支付延长工作时间的工资。甲乙双方一致同意正常工作时间的工资以深圳市公布的全日制就业劳动者最低工资为准。

Party A shall pay Party B for the exceeding working hour pay according to regular working hour salary scale. Both parties agree to the condition that regular working hour salary take full-time employee minimum salary scale released by Shenzhen as standard.

（五）甲乙双方对工资的其它约定其他按照国家法律法规规定和甲方规章制度执行。                       。

Other agreed salary scale between both parties shall be carried out according to relevant laws and regulations of the country and regulations of Party A.

五、社会保险和福利待遇

V. Social Insurance and Welfare.

（一）甲乙双方按照国家和省、市有关规定，参加社会保险，缴纳社

会保险费。

According to the country, provincial and municipal policies, Party A shall participate in social security and pay social insurance premium for Party B.

（二）乙方患病或非因工负伤，甲方应按国家和省、市的有关规定给予乙方享受医疗期和医疗期待遇。

Because of illness or work-related injury, Party B shall have medical period treatment according to the country, provincial and municipal policies.

（三）乙方患职业病、因工负伤的，甲方按《职业病防治法》、《工伤保险条例》等有关法律法规的规定执行。

Because of occupational disease or work-related injury, Party A shall shoulder its responsibility according to the Code of Occupational Disease Prevention of PRC, the Regulation on Work-Related Injury Insurances and other concerning law and regulations.

（四）甲方为乙方提供以下福利待遇   按照国家相关法律法规和甲

方规章制度执行。

Party A shall provide the following welfare treatment to Party B (carried out according to relevant laws and regulations of the country and regulations of Party A)

六、劳动保护、劳动条件和职业危害防护

VI. Labor Protection, Labor Condition and Occupational Harm Prevention and Cure.

（一）         甲方按照国家和省、市有关劳动保护规定，提供符合国家安全卫生标准的劳动作业场所和必要的劳动防护用品，切实保护乙方在生产工作中的安全和健康。

Party A shall provide workplace and necessary labor protection articles which are up to national safe production standard and reliably safeguard safety and health of Party B in workplace according to related labor protection regulation in the country, provincial and municipal policies.

（二）甲方按照国家和省、市有关规定，做好女员工和未成年工的特殊劳动保护工作。

Party A shall provide special labor protection for women employee and underage workers according to the country, provincial and municipal policies

（三）乙方从事    /    作业，可能产生    /       职业危害，甲

方应采取     /    防护措施，并每年组织乙方健康检查   /  次。

Party B take up         work, which may lead to occupational hazard like         , Party A shall take prevention measures                and carry out physical examination           a year for Party B.

（四）乙方有权拒绝甲方的违章指挥，强令冒险作业；对甲方危害生命安全和身体健康的行为，乙方有权要求改正或向有关部门举报。

Party B reserves the rights to reject command which violates rules and regulations and forcing risk taking work. Party B reserve the rights to request correcting measures from Party A to stop all behaviors which endanger employee’s safety and health or report to related departments.

七、规章制度

VII. Regulations.

（一）甲方依法通过民主程序制定的规章制度，已经向乙方公示。

Party A formulates regulations through legal democratic process and publicity has been made before Party B.

（二）乙方应遵守国家和省、市有关法律法规和甲方依法制定的规章制度，按时完成工作任务，提高职业技能，遵守安全操作规程和职业道德。

Party B shall obey the country, provincial and municipal policies and legal regulations made by Party A to finish all work assignment on time, improve professional skills and obey rules of safety operation and profession ethics.

（三）乙方自觉遵守国家和省、市计划生育的有关规定。

Party B shall voluntarily observe the country, provincial and municipal regulations on family planning policy.

八、合同变更

VIII. Modification Of The Labor Contract.

甲乙双方经协商一致，可以变更合同。变更合同应采用书面形式。变更后的合同文本双方各执一份。

The labor contract can be modified based on agreement of both parties. Modified contract should be in written form and each party shall hold one.

九、合同解除和终止

IX. Revocation and Termination Of The Labor Contract.

（一）甲乙双方协商一致，可以解除合同。

The contract can be terminated based on consensus from both parties.

（二）乙方提前三十日以书面形式通知甲方，可以解除劳动合同；乙方试用期内提前三日通知甲方，可以解除劳动合同。

The contract can be terminated based on the condition that Party B let Party A know in written form thirty days in advance; During probation period,Party B shall let Party A know three days in advance to terminate the labor contract.

（三）甲方有下列情形之一的，乙方可以通知甲方解除劳动合同：

Under the following circumstances, Party B can inform Party A to terminate the labor contract:

1、未按照劳动合同约定提供劳动保护或者劳动条件的；

Fail to provide labor protection or working condition on the basis of agreement in the labor contract.

2、未及时足额支付劳动报酬的；

Fail to pay full amount salary on time.

3、未依法为乙方缴纳社会保险费的；

Fail to pay insurance premium.

4、甲方的规章制度违反法律、法规的规定，损害乙方权益的；

Regulations from Party A violate the rules of laws or regulations and damage the interests of Party B.

5、甲方以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；

Party A let Party B unwillingly sign or modify the contract by cheating, coercion or taking advantage of another’s perilous state, which lead to invalidity of the contract.

6、甲方免除自己的法定责任、排除乙方权利，致使劳动合同无效的；

Party A exempted itself from statutory liability and excluded legal rights of Party B, which lead to invalidity of the contract.

7、甲方违反法律、行政法规强制性规定，致使劳动合同无效的；

Party A imposed forcing regulations which go against the rules of law and regulations, which lead to invalidity of the contract.

8、法律、行政法规规定乙方可以解除劳动合同的其他情形。

Other conditions that allow Party B to terminate the contract according to laws and regulations.

（四）甲方以暴力、威胁或者非法限制人身自由的手段强迫乙方劳动的，或者甲方违章指挥、强令冒险作业危及乙方人身安全的，乙方可以立即解除劳动合同，不需事先告知甲方。

Party A force Party B to work by means of violence, threat or Illegal restricting personal freedom, or Party A make command which violates rules and regulations and force Party B to work under risks which endanger Party B’s safety, Party B can terminate the contract immediately without informing Party A.

（五）乙方有下列情形之一的，甲方可以解除劳动合同：

Under any case of the following circumstances from Party B, Party A can terminate the contract:

1、在试用期间被证明不符合录用条件的；

Be proved not qualified enough during probation period;

2、严重违反甲方的规章制度的；

Seriously violate regulations from Party A.

3、严重失职，营私舞弊，给甲方造成重大损害的；

Engage in Duty negligence or malpractices for selfish ends, which cause heavy losses for Party A.

4、乙方同时与其他用人单位建立劳动关系，对完成本单位的工作任务造成严重影响，或者经甲方提出，拒不改正的；

Sign labor contract with other employer and fail to finish working assignment which cause heavy losses to Party A, or refuse to mend after Party A’s requirement.

5、乙方以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；

Party A let Party B unwillingly sign or modify the contract by cheating, coercion or taking advantage of another’s perilous state, which lead to invalidity of the contract.

6、被依法追究刑事责任的。

Be prosecuted for criminal liability.

（六）有下列情形之一的，甲方提前三十日以书面形式通知乙方或者

额外支付乙方一个月工资后，可以解除劳动合同：

Under any case of the following circumstances from Party B, Party A can terminate the contract under the condition that Party A inform party B in written form thirty days in advance or pay Party B one month salary extra.

1、乙方患病或者非因工负伤，在规定的医疗期满后不能从事原工作，也不能从事由甲方另行安排的工作的；

Because of illness or non-work-related injury, Party B can’t perform the original work after the stipulated medical treatment period and can’t perform other working assignment arranged by Party A.

2、乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；

Party A is not qualified for the position, or can’t be qualified for the position after training of position adjustment.

3、劳动合同订立时所依据的客观情况发生重大变化，致使劳动合同无法履行，经甲乙双方协商，未能就变更劳动合同内容达成协议的。

Objective condition that is the base of the signing of the contract undergoes major changes, which lead to the contract failing to be performed, or agreement to modify the terms of the contract can’t be reached after both parties’ negotiation.

（七）有下列情形之一，甲方需要裁减人员二十人以上或者裁减不足

二十人但占甲方职工总数百分之十以上的，甲方应提前三十日向工会或者全体职工说明情况，在听取工会或者职工的意见，并将裁减人员方案向劳动行政部门报告后，可以裁减人员：

Under any case of the following circumstances or Party A need to lay off not more than twenty workers but the number take up 10% of total number of workers, Party A shall make the clarification to labor union or the whole staff and lay off workers after the listening of opinions from labor union or the whole staff and deliver the report of lay off plan to labour administration department.

1、依照企业破产法规定进行重整的；

Restructuring according to rules of Enterprise Bankruptcy Law.

2、生产经营发生严重困难的；

Severe difficulty in producing and management.

3、企业转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需裁减人员的；

After converting companies, major technological innovation or operation adjustment, Party A still need to cut staff by altering the labor contract;

4、其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。

Other objective conditions that is the base of the signing of the contract undergoes major changes, which lead to the contract failing to be performed

（八）有下列情形之一的，劳动合同终止：

Under any case of the following circumstances, the contract can be terminated.

1、劳动合同期满的；

Expiration of the contract period.

2、乙方开始依法享受基本养老保险待遇的；

Party B is entitled to basic endowment insurance.

3、乙方死亡，或者被人民法院宣告死亡或者宣告失踪的；

Party B died or be declared dead or missing by People’s court.

4、甲方被依法宣告破产的；

Party is legally declared bankrupt.

5、甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的；

Party A is revoked operating license, ordered to stop business revoke or announce to be dissolved in advance.

6、法律、行政法规规定的其他情形。

Other circumstances regulated by laws or regulations.

十、合同解除和终止手续

X. Contract Termination and Procedures.

甲乙双方解除和终止本合同的，乙方应按双方约定，办理工作交接等手续。甲方应依法向乙方出具书面证明，并在十五日内为乙方办理档案和社会保险关系转移手续。

If both parties agree to terminate the contract, Party B shall deal with procedures of work transfer according to the agreement made by both parties. Party A shall provide written statement for Party B according to the law and deal with archive and insurance transfer procedure for Party B within ten days.

十一、争议处理

XI. Labor Disputes Settlement.

甲乙双方发生劳动争议的，应先协商解决。协商不成的，可以向本单位工会寻求解决或向本单位劳动争议调解委员会申请调解；也可以直接向劳动争议仲裁委员会申请仲裁。对仲裁裁决无异议的，双方必须履行；对仲裁裁决不服的，可以向人民法院起诉。

Regarding the labor disputes arisen of the parties during the performance of the contract, they shall be solved through consultations. If consultations fail, they can seek help from labor union of the company or seek intervention from the labor dispute coordination committee of the company; They may also file the arbitration to the labor dispute arbitration committee. If there is no objection to the arbitration award, both parties shall carry it out. Regarding those who don’t agree with the arbitration, they may file the law suit to the people’s court.

十二、双方认为需要约定的其他事项:

XII. Other Conditions That Both Parties Need To Fix.

1、 【服务期】甲方为乙方提供专项技术培训且产生培训费用的，可以与乙方另行订立服务期协议。乙方违反服务期约定的，应当按照约定向甲方支付违约金；

Term of working, If training fee arise when party A provide specific technique training to Party B, both parties can sign a separate term of working agreement. If Party B violates the rules of term of working, Party B shall pay Party A liquidated damages according to the agreement.

【商业秘密】乙方应当保守甲方的商业秘密，商业秘密是指不为公众所知悉，能为甲方带来经济利益，具有实用性并经甲方采取保密措施的技术秘密和经营信息，包括但不限于下述内容：

Business secret, Party B shall keep Party A’s business secret. Business secret refers to the technology secret and management information that is unknown to the public but can bring economic benefit practically and undergo security measures. It includes but doesn’t be limited to the following:

1)、  合同信息。合同信息的范围一般包括所掌握的公司合同、协议

及意向书内容、金额，公司机密文件等，客户资料及联系电话等，涉及商业秘密的业务函电等等；

Contract information， Contract information includes all the company’s contract agreement and content, sum, classified document of letter of intent, material about customers and their phone numbers, business correspondence concerning business secret.

2)、  经营信息。经营信息的范围一般包括客户名单、营销计划、采购计划、定价政策、不公开的财务资料、资源情报（包括尚未付诸实施的经营战略、经营方向、规划和决策）、招投标中的标的及标书内容等；

Management information， Management information includes lists of customers, marketing plan, purchase plan, pricing policy, private financial data, resource information(including management strategies which haven’t been carried out, management direction, projection and decision),object in bidding and content of bidding plan.

3)、  依照法律规定（如在缔约过程中知悉的对方当事人的秘密）和有关协议的约定（如招商合同等）对外应承担保密义务的事项；

Items(secrets from the opposite party known when signing the contract) that needs the obligation to keep secret according to the rules of the law and requirement of related agreement(Investment promotion contract)

3、【离职交接】乙方在劳动合同解除（含试用期解除）或终止后三日

内，应当按照诚实信用原则办理工作交接手续，归还甲方所有财产，包括但不限于：

Hand-over for resignation, Party B shall deal with resignation procedure under the principle of honesty and credibility within three days after the contract is terminated(termination of probation period is also included) and return possessions belonging to Party A, which include but not limited to:

1)、  乙方负责保管、使用或在其控制范围内的所有有关甲方及管理、经营和产品的文件、档案原件及复印件；

All Party A’s managing and operating documents, original archive, and its copies kept or used or controlled by Party B.

2)、  甲方的供应商、客户以及其他联系单位和个人的名单和资料；

Lists and materials of suppliers of Party A, customers, and other companies or individuals.

3)、  包含甲方资料和信息的软件、磁盘、硬盘、光盘、U盘等存储设备；

Storage devices like software, disk, hard disk, CD and USB mass storage devices which contain material and information about Party A.

4)、  甲方为乙方配备的工作工具、工作服、仪器、设备及其他办公用具等；

Tools, working uniforms, instruments, and equipments or other office appliances that Party A equipped for Party B.

5）、乙方未按照本合同约定履行交接义务的，甲方有权暂时不予支付乙方工资，乙方超过三日仍拒不办理工作交接手续造成甲方经济损失的，乙方应当承担赔偿责任，甲方有权从乙方工资、经济补偿金中予以扣除，工资、经济补偿金尚不足以弥补损失的，乙方仍需赔偿损失；

If Party B fail to fulfill obligations to deal with resignation procedure according to the rules of the agreement, Party A reserve the right to withhold the salary for Party B. If Party B fail to fulfill obligations to deal with resignation procedure according to the rules of the agreement within three days, Party B shall be responsible for shouldering liability for damage which Party A reserve the right to deduct from the salary or economic compensation. If the salary or economic compensation is not enough to make up for the loss, Party B still needs to shoulder liability for damage.

4、【告知义务】乙方确认，甲方已如实告知乙方工作内容、工作条件、工作地点、职业危害、安全生产状况、劳动报酬，以及乙方要求了解的其他情况。同时，乙方也已向甲方如实告知本人身体疾病状况、身份证明、学历、履历、资格证或职称证以及前用人单位劳动关系是否解除或终止等

情形，并保证其真实性，否则因此造成的不利法律后果由乙方承担；

Duty to inform, Party B shall confirm that Party A has honestly told Party B the job duties, working conditions, working place, occupational hazard, safety production situation, salary and other conditions that Party A needs to know about. Meanwhile, Party B has also honestly told Party A his/her physical condition, identification proof, diploma, resume, qualification certificate and termination of labor contract signed with his/her former employer, and guarantee the authenticity. All unfavorable legal consequence shall be taken by Party B.

5、  【文书送达】乙方确认，甲方有关文书在无法直接送达给乙方的情形下（包括但不限于乙方拒收、下落不明等情形），乙方在本合同中填写的住址及身份证地址为甲方邮寄送达地址，甲方以EMS或挂号信邮寄至该地址的，视为送达；

Document delivery, Party B shall confirm that the address and identification address is the address that Party A can use to send documents. Party A send all documents in the form of EMS or registered mail and regard the delivery delivered when Party A can’t deliver the documents directly to Party B (including but not limited to the circumstances of refusal or unknown whereabouts)

6、   【规章制度】甲方依法制定的各种规章制度（包括员工手册等）

会以邮件、OA、IMIS、企业微信群、宣传栏等任一方式进行公告，乙方确认上述公告方式有效，并已充分阅读和理解甲方的规章制度，同意甲方各种规章制度作为本合同附件，承诺愿意遵照执行；

Regulations, All regulations made by Party A(including employee manuals) shall be announced in one of the forms of E-mail, OA, IMIS, enterprise WeChat group or Publicity column. Party B confirm the validity of the above announcement and has thoroughly read and understood all regulations of Party A. Party B agreed to use all regulations of Party A as attachment to this contract and promise to comply with them.

7、   【加班工资、福利】乙方同意本合同约定的工资结构中已含每月加班工资，乙方不再主张延时工作及休息日的加班工资；如遇国家法定假日加班，则按本合同约定的正常工作时间工资为基数计算加班工资；甲方发放的奖金、津贴、补贴等均不计入加班工资计算基数之范围；甲方今后可能按照不同的职位设置不同的劳动保护费用及福利待遇，但是甲乙双方共同确认该两项不计入工资总额，不计入计算加班费的基数；

Salary and welfare for working extra, Party A has agreed that the agreed salary in this contract includes working extra income for every month and Party B shall not ask for overtime wage for exceeded working hours or working on days off. If the extra working fall on national legal holidays, overtime wage shall be calculated by taking regular working hour salary as cardinality according to the contract. Bonus, allowance and subsidy from Party A are not calculated in extra working calculation cardinality; Party A may issue different labor protection fees and welfare according to different position but both parties agree that these are not included in the total income and not be calculated in extra working cardinality.

8、   【岗位调整、工作地点调动】乙方所应聘的岗位及工作地点会因 甲方的生产经营需要有所调整，乙方同意服从甲方的岗位调整或工作地点的调动，该调整不属于变更劳动合同内容。调整后乙方的薪资标准按照新岗位的标准执行。对于不服从岗位调整或工作地点调动的，甲方有权解除劳动合同且不予任何经济补偿。

Post adjustment and changing of working place, The post and working place that Party A applied for may be adjusted because of production and management need and Party B agree to submit to post adjustment and this adjustment cannot be regarded as alteration of the contract. The adjusted salary shall be determined by salary scale for the new post. For disobedience of post or working place adjustment, Party A reserves the rights to terminate the contract without any economic compensation.

9、   乙方拒绝接受部门主管的合理工作安排时，视为乙方不能胜任工作，甲方可调整其工作岗位；调整后乙方的薪资标准按照新岗位的标准执行。

If Party B refuses to accept reasonable work placement from department manager, He/she shall be regarded as not being qualified for the work and Party A may adjust the post. Salary for Party B after the adjustment shall take the new post salary scale as its standard.

10、 因乙方个人原因，导致甲方无法或延期办理劳动用工手续、社会保险等工作的，一切后果包括所产生的费用，由乙方全额承担。

Because of personal reasons from Party A cannot postpone to deal with labor employment formalities, Party B shall take the consequences of all cost.

十三、其它

XIII. Other Related Matters

（一）本合同未尽事宜或合同条款与现行法律法规规定有抵触的，按现行法律法规执行。

Other unaccomplished matters or the terms in this contract go against the terms of current laws and regulations, take the current laws and regulations as the standard.

（二）本合同自甲乙双方签字盖章之日起生效，涂改或未经书面授权代签无效。

This contract comes into force after signature or seal of the parties and any alternation or signature without written authorization is invalid.

（三）本合同一式两份，甲乙双方各执一份。

This contract is made in duplicate with each party holding one copy.

甲方：（盖章）	乙方：（签名）

Party A: (seal)	Party B (signature)

法定代表人：

Legal Representative

（主要负责人）

(Manager in chief)

年   月   日                       年   月   日

Year    month      day             Year    month      day